SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2004

                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact Name of Registrant as Specified in Charter)

             California                 1-9327                 95-2746949
   (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)           File Number)          Identification No.)

                          9595 Wilshire Ave., Suite 700
                         Beverly Hills, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 248-3655
                         (Registrant's Telephone Number)



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ITEM 5. OTHER EVENTS

     From June 1, 2004, to July 2, 2004, Universal Detection Technology, which we refer to in this report as UDT or we, privately placed three million Units. The minimum purchase by each investor was 25,000 Units. The 25,000 Units consist of 25,000 shares of common stock and 12,500 Class A Warrants and 12,500 Class B Warrants. The price per Unit was $0.50. The net proceeds to us from the offering were approximately $2.5 million. We intend to use these proceeds for working capital and general corporate purposes.

     Each Class A Warrant and Class B Warrant is immediately exercisable by the holder thereof to purchase one share of common stock at $0.50 and $0.70 per share, respectively, and expires five years from the date of issuance.

     The offer and sale of the Units was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, and Regulation D promulgated thereunder solely to accredited investors through Meyers Associates L.P., an NASD member securities firm. The Units have not been registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. We have agreed to register the shares of our common stock issued in the offering and issuable upon the exercise of the Class A Warrants and Class B Warrants for resale on a registration statement under the Securities Act of 1933 and to maintain the effectiveness of the registration statement until the earlier of the date as of which the investors may sell all of the securities covered by the registration statement pursuant to Rule 144 promulgated under the Securities Act of 1933, two years from the effective date of the registration statement, or the date on which the investors shall have sold all the securities covered by the registration statement.

     In connection with this offering, our Chief Executive Officer agreed that he will defer payment of all accrued but unpaid bonus or salary, as well as any compensation payable to him in excess of $150,000 per year, for nine months from April 29, 2004. In addition, we agreed to amend our Agreement for Investment Banking and Advisory Services dated June 1, 2003, with Astor Capital, Inc., a company in which our Chief Executive Officer owns a 50% interest and is the President of, to reduce the compensation payable to Astor Capital during the period from April 29, 2004, and for nine months thereafter, to an amount not to exceed the sum of $5,000 per month, excluding any fees for placement of securities.

     Reference also is made to the press release of UDT, issued on July 7, 2004, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 - Press Release, dated July 7, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 7, 2004                  UNIVERSAL DETECTION TECHNOLOGY



                                   /s/ Jacques Tizabi
                              By:  --------------------------------------
                                   Jacques Tizabi
                                   President and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBITS

99.1 Press Release, dated July 7, 2004.


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